Exhibit 10.3

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

EXTENSION OF REAL ESTATE NOTE AND LIEN

THE STATE OF TEXAS
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF CAMERON

That SOUTH PADRE ISLAND DEVELOPMENT, L.L.C. FORMERLY KNOWN AS SOUTH PADRE ISLAND DEVELOPMENT, L.P., of CAMERON County, Texas, herein called the undersigned, being legally obligated to pay the hereinafter described promissory Note and who, if not presently primarily liable for the payment of said Note, does hereby expressly assume the payment thereof, said Note being in the original principal sum of FOUR MILLION AND NO/100THS ($4,000,000.00) dated September 1, 2005, executed by SOUTH PADRE ISLAND DEVELOPMENT, L.P., payable to the order of TEXAS STATE BANK and secured by a Deed of Trust dated September 1, 2005, recorded in Document #00054391, Volume 11785, Pages 36, Official Records of Cameron County, Texas, said Note and Lien being extended by Extension of Real Estate Note and Lien dated May 1, 2008, recorded in Document #2008-00026320, Volume 15134, Page 134, of the Official Records of Cameron County, Texas; and Extension of Real Estate Note and Lien dated July 1, 2008, recorded in Document #2008-00035358, Volume 15295, Page 60, of the Official Records of Cameron County, Texas; said Note being secured by the liens therein created or mentioned against the following property, to-wit:

TRACT I:
Lots H43, H44, H45, H47, H56, H57, H60, H61, H62 of the Harbor Block 7 Subdivision, Town of Laguna Vista, Cameron County, Texas, according to the map or plat thereof recorded in Cabinet 1, Slot 2550-A, Map Records, Cameron County, Texas

TRACT II:
Lots H63, H64, H65, H66, H67, H68, H69, H70, H71, H72, H73, H74, B15, B16 and B17 of the Harbor Block 9 Subdivision, Town of Laguna Vista, Cameron County, Texas, according to the Map or Plat thereof recorded in Cabinet 1, Slot 2550-B, Map Records, Cameron County, Texas.

AND who now desires to extend or rearrange the time or manner of payment of said Note and to extend and carry forward said liens on said property, and

WHEREAS, COMPASS BANK (formerly known as Texas State Bank), the legal owner and holder of said note and of the liens securing the same, in consideration of the premises and at the request of the undersigned, has agreed to extend or rearrange the time or manner of payment of said note as hereinafter provided;

NOW, THEREFORE, in consideration of the extension or rearrangement of the time or manner of payment of said Note as hereinafter set forth by the legal owner and holder thereof, the undersigned hereby renews said Note and the indebtedness and promises to pay to the order of COMPASS BANK, at its office in the City of Harlingen, Cameron County, Texas, the sum of ONE MILLION FIVE HUNDRED SEVENTY-NINE THOUSAND SEVEN HUNDRED TWENTY-NINE AND 92/100THS ($1,579,729.92), or the unpaid balance of all payments advanced hereon from time to time (it being understood that this Note is intended as a revolving line of credit and the undersigned shall be entitled to continue to request additional advances on this Note up to a maximum of $1,579,729.92 in the aggregate), together with interest thereon at the variable rate of WALL STREET JOURNAL PRIME INTEREST RATE (WSJ) percentum per annum, provided, however, that the interest rate prior to maturity shall not at any time be less than a Floor Rate of Six Percent (6.00%) and not be higher than a Ceiling Rate of Eighteen percent (18%) percentum per annum from the date hereof and to accrue on a 360-day year until maturity.  Principal and interest shall be payable at 115 East Van Buren, Harlingen, Texas 78550.  The principal indebtedness and accrued interest thereon shall bear interest after maturity at the maximum rate allowed by law.

The term “Prime Interest Rate” as used in this Note means a per annum interest rate equal to the “Prime Rate” as published each day by the Wall Street Journal in its “Money Rates” section, and if more than one such rate is published, then the highest such rate on any day when the Wall Street Journal is not published or a prime rate is not published under the Money Rates section thereof, then the prime rate published for the preceding publication date of the Wall Street Journal shall apply.  Should the method of establishing the prime interest rate, or the publication of such prime rate, cease or be abolished, then the prime interest rate used for the balance of the term of this note shall be that interest rate established, adopted or used by Holder as its prime or base interest rate. The applicable Note Rate shall be adjusted with each change in the Prime Rate and shall be effective until the effective date of the next change in the prime rate.

The unpaid principal and interest shall be payable as follows:

PRINCIPAL SHALL BE DUE ON OR BEFORE MAY 1, 2010.  INTEREST ACCRUING ON THE UNPAID PRINCIPAL BALANCE SHALL BE DUE AND PAYABLE MONTHLY BEGINNING JUNE 1, 2009, AND CONTINUING ON THE SAME DAY OF EACH CONSECUTIVE MONTH.

THE REVOLVING LINE OF CREDIT AMOUNT IS BEING CAPPED AT $1,579,729.92.

Notwithstanding the terms of extension of maturity set forth above, the obligation is and continues to be a “revolving credit promissory note” subject to the fluctuations up or down due to future disbursements of loan proceeds and/or future repayments thereof from time to time over the term of the indebtedness.  Prior to maturity, obligor may borrow, repay and reborrow under the note and there is no limitation on the number of advances made under the note so long as the total unpaid principal amount at any time outstanding does not exceed $1,579,729.92.

Note payments are payable on their due date (s), and, except as otherwise required by law and/or the loan documents, the holder hereof may, following default, exercise all rights and remedies available to it by law, contract and/or equity.

In addition to any other rights and remedies available to the holder hereof, on and after the date hereof, the undersigned further agrees, that at the option of the holder hereof, a one-time “late charge” may be collected by the holder hereof from the undersigned on each delinquent payment in an amount equal to five percent (5%) of the amount of any payment not made within ten (1) days of its due date.  The “late charge” may be imposed without notice to the undersigned, and shall be immediately due and payable.

It is agreed that the “late charge” is not interest, but rather a reasonable amount paid to the holder hereof to compensate it for any additional administrative expenses and costs it incurs due to the undersigned’s failure to make the note payment on its due date.  Payments made subsequent to the incurrence of a “late charge” will be applied first to any due regularly scheduled payments in order of their due date and any remaining funds paid will be applied to any accrual late fees then in accordance with other terms of the note.

If a “late charge” is imposed by the holder hereof on a delinquent payment, the unpaid principal owing on the note will continue to accrue interest at the contract interest rate as provided in the note, and no interest will accrue on any delinquent interest associated with the delinquent payment.

If a “late charge” is not assessed by the holder hereof, the delinquent payment, at the option of the holder hereof, shall accrue interest at the default interest rate, as provided in the note, from the date the payment was due until it is paid.  In the event a default rate is not specified in the note, then on and after the date hereof, the default rate, at the option of holder hereof, shall be the maximum rate per annum allowed by law.

From and after the maturity date and/or acceleration date of the note, all unpaid principal, together with accrued interest, shall bear interest at the default interest rate as provided in the note.

The undersigned hereby extends said liens and security interests on said property until said indebtedness and Note as so renewed and extended has been fully paid, and agrees that such extension or rearrangement shall in no manner affect or impair said Note or the liens and security interests securing the same and that said liens and security interest shall not in any manner be waived, which are acknowledged by the undersigned to be valid and subsisting, and the undersigned further agrees that all terms and provisions of said original Note and of the instrument or instruments creating or fixing the liens securing the same shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.

In consideration of the benefits received, the undersigned hereby waives, releases and terminates all claims, or right to claim whether known or unknown, that Compass Bank, or any predecessor as owner and holder of the Note, or any other party has charged, collected or received usurious interest under the Note or any other document relating to the Note, and hereby waives and releases any right or power to bring any claim based on any claim of usury.

In consideration of (i) the modification of certain provisions of the Note, as herein provided, and (ii) the other benefits received by the undersigned hereunder, the undersigned hereby RELEASES, RELINQUISHES and forever DISCHARGES Compass Bank, as well as its predecessors, successors, assigns, agents, officers, directors, employees and representatives, of any from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which the undersigned may have against Compass Bank, and its predecessors, successors, assigns, agents, officers, directors, employees and representatives, arising out of or with respect to any and all transactions relating to the Note or any other document relating to the Note, occurring prior to the date hereof, including any loss, cost of damage, or any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Compass Bank, and its predecessors, successors, assigns, agents, officers, directors, employees and representatives, including any breach of fiduciary duty, breach of duty, breach of any duty of fair dealing, breach of confidence, beach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organization Act, intentional or negligent infliction of mental distress, tortuous interference with contractual relations, tortuous interference and corporate governance or prospective business advantage, breach of contract, deceptive trade practices, liable, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law.

BALLOON NOTE WARNING

THIS LOAN IS PAYABLE IN FULL ON OR BEFORE MAY 1, 2010.  AT MATURITY, YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE.  THE BANK IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME.  YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR WILL HAVE TO FIND A LENDER, WHICH MAY BE THE BANK YOU HAVE THIS LOAN WITH, WILING TO LEND YOU THE MONEY.  IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE BANK.

NOTICE

IN EXECUTING THIS EXTENSION OF REAL ESTATE NOTE AND LIEN THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THIS EXTENSION OF REAL ESTATE NOTE AND LIEN SUPERSEDES ALL PRIOR WRITTEN AND ORAL CONTRACTS AND UNDERSTANDINGS RELATED TO THE NOTES AND THE RENEWAL AND EXTENSION OF PROMISSORY NOTE DESCRIBED HEREIN.  THIS EXTENSION OF REAL ESTATE NOTE AND LIEN HEREWITH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF UNDERSTANDINGS OF THE PARTIES, THE UNDERSIGNED ACKNOWLEDGES THAT NO UNWRITTEN ORAL AGREEMENTS EXIST BETWEEN THE PARTIES.

Effective this 1st  day of May, 2009.

SOUTH PADRE ISLAND DEVELOPMENT, LLC	COMPASS BANK
FORMERLY KNOWN AS SOUTH PADRE ISLAND
DEVELOPMENT, L.P.

By: /s/ JUSTIN L. AWTREY	________________________________
Justin L. Awtrey, Vice President

(Acknowledgment)
STATE OF TEXAS	'
'
COUNTY OF CAMERON	'

This instrument was acknowledged before me on the _______ day of June, 2009, by Justin L. Awtrey, as Vice-President on behalf of SOUTH PADRE ISLAND DEVELOPMENT, LLC, FORMERLY KNOWN AS SOUTH PADRE ISLAND DEVELOPMENT, L.P.

__________________________________________
Notary Public, State of Texas

(Corporate Acknowledgment)
STATE OF TEXAS	'
'
COUNTY OF CAMERON	'

This instrument was acknowledged before me on the _________ day of June, 2009, by ____________________________________, as _______________________________________ on behalf of COMPASS BANK, A BANKING CORPORATION.

__________________________________________
Notary Public, State of Texas